March 3, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

     RE:  Institutional International Funds, Inc.
           Foreign Equity Fund
          File Nos. 033-29697/811-5833

Gentlemen:

     This letter will serve as our filing under the provisions of Rule 497 of the Securities Act of 1933. We are writing to inform you that there have been no changes to the Fund's Prospectus and Statement of Additional Information that were filed under Rule 485(b) as part of Post-Effective Amendment No. 8 on February 21, 1997. The Prospectus and Statement of Additional Information went effective automatically on March 1, 1997. These documents will be used for the offer and sale of Fund shares.

                                   Sincerely,
                                   /s/Forrest R. Foss
                                   Forrest R. Foss